SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):         March 27, 2011

CRAFT BREWERS ALLIANCE, INC.

(Exact Name of Registrant as Specified in Charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

929 North Russell Street

Portland, OR 97227-1733

 (Address of Principal Executive Offices, Zip Code)

(503) 331-7270
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 27, 2011, Craft Brewers Alliance, Inc. ("CBA"), executed a term sheet (the "Term Sheet") with Anheuser-Busch, Incorporated ("A-B"), relating to CBA's 42 percent equity interest in Fulton Street Brewery, LLC ("FSB"), which produces Goose Island brand beer.  A-B had previously entered into an equity purchase agreement (the "Purchase Agreement") dated as of February 18, 2011, with Goose Holdings, Inc. ("GHI"), under which GHI had agreed to sell its 58 percent equity interest in FSB.  CBA has a right of first refusal under the operating agreement among FSB, GHI and CBA that permitted it to purchase GHI's interest in FSB on the same terms and conditions as set forth in the Purchase Agreement.

Pursuant to the Term Sheet, a copy of which is attached to this report as Exhibit 10.1 and incorporated herein by reference, CBA has agreed to sell its equity interest in FSB to A-B and not to exercise its right of first refusal under the operating agreement with FSB.  A-B has agreed to pay $16.3 million in cash for CBA's equity interest in FSB in accordance with the terms and conditions in the Purchase Agreement and an additional $150,000 in respect of transaction costs.  A-B has further agreed to reductions in the fees payable by CBA to A-B for distribution of its malt beverage products for the remaining term of the master distributor agreement between A-B and CBA, as well as any renewal term, and will provide specified assistance to CBAI with regard to its sales and marketing efforts in the Midwest and sales meetings with national and regional retailers as mutually determined.  Reference is made to the Term Sheet for additional information regarding the modifications to CBA's contractual relationship with A-B.

Forward-Looking Statements

The foregoing information includes forward looking statements that are subject to risks and uncertainties, including but not limited to the possibility that A-B's proposed purchase of FSB may not ultimately close or that CBA may not fully realize the anticipated benefits of the reduction in fees payable to A-B.  Other factors that could create or contribute to other risks and uncertainties are more fully described in CBA’s filings with the SEC, including, but not limited to, CBA’s quarterly report on Form 10-Q for the quarter ended September 30, 2010. The forward-looking statements in this report speak only as of the date hereof, and CBA expressly disclaims any intent or obligation to update these forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1	Term Sheet between Anheuser-Busch, Incorporated and Craft Brewers Alliance, Inc., dated March 27, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREWERS ALLIANCE, INC.

Dated: March 28, 2011	By:	/s/ Mark D. Moreland
Mark D. Moreland
Chief Financial Officer and Treasurer

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